                                                                    Exhibit 99.2

Unaudited Pro Forma Consolidated Combined Condensed Financial Data
                     (In thousands, except per share data)

     The accompanying unaudited pro forma combined condensed financial information combines the historical results of Metzler and LECG as if the Merger occurred on January 1, 1993. The unaudited pro forma condensed financial statements are presented for illustrative purposes only and do not purport to represent what the Company's results of operations or financial position would have been had the merger between Metzler and LECG occurred on the dates indicated or for any future period or date, and are therefore qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of Metzler and LECG.

                                                                                                       Three Months Ended
                                                               Year Ended December 31,                     March 31,
                                                  --------------------------------------------------  --------------------
                                                    1993      1994      1995      1996       1997       1997       1998
                                                  --------  --------  --------  --------  ----------  ---------  ---------
Pro Forma Statement of Income Data:
Revenues........................................   $66,492   $71,652   $80,652   $94,945   $127,771    $27,985    $41,267
Cost of services................................    44,958    48,831    53,550    63,196     77,503     17,800     24,558
                                                   -------   -------   -------   -------   --------    -------    -------
Gross profit....................................    21,534    22,821    27,102    31,749     50,268     10,185     16,709
Selling, general and administrative expenses....    17,893    18,187    21,860    20,868     26,222      5,671      7,934
Merger-related costs............................        --        --        --        --      1,312         --         --
                                                   -------   -------   -------   -------   --------    -------    -------
Income from operations..........................     3,641     4,634     5,242    10,881     22,734      4,514      8,775
Other expense (income)..........................        43       300       241        73     (1,651)      (220)      (674)
                                                   -------   -------   -------   -------   --------    -------    -------
Income before provision for income taxes........     3,598     4,334     5,001    10,808     24,385      4,734      9,449
Provision for income taxes......................       730       353       476         9      8,934      1,152      3,791
                                                   -------   -------   -------   -------   --------    -------    -------
Net income......................................   $ 2,868   $ 3,981   $ 4,525   $10,799   $ 15,451    $ 3,582    $ 5,658
                                                   =======   =======   =======   =======   ========    =======    =======
Pro forma or net income.........................                       $ 6,191   $ 6,015   $ 14,946    $ 2,892
                                                                       =======   =======   ========    =======
Pro forma net income per basic share............                                 $  0.24   $   0.57    $  0.11    $  0.20
                                                                                 =======   ========    =======    =======
Pro forma or net income per dilutive share......                                 $  0.24   $   0.56    $  0.11    $  0.19
                                                                                 =======   ========    =======    =======
Basic weighted average shares outstanding.......                                  25,263     26,109     25,959     28,904
Diluted weighted average shares outstanding.....                                  25,592     26,618     26,329     29,896

                                                                        As of
                                                                      March 31,
                                                                        1998
                                                                     ----------
Pro Forma Balance Sheet Data:
Cash and cash equivalents..........................................   $ 75,567
Working capital(1).................................................     91,840
Total assets.......................................................    134,691
Long-term debt, less  current portion..............................         --
Total stockholders' equity(1)......................................     99,485

--------------
(1) Adjusted to reflect the expectation of the companies to incur an estimated $5.0 million of non-recurring merger-related costs.


Unaudited Pro Forma Condensed Combining Financial Data

     The following unaudited pro forma condensed combining balance sheet and statements of income give pro forma effect to the Merger of Metzler and LECG as if it had occurred on the first day of each period presented. The Merger will be accounted for by the pooling of interests method of accounting. The unaudited pro forma condensed combining balance sheet and statements of income do not purport to be indicative of the financial position or the results of operations of Metzler had the transaction actually been completed on the first day of each period presented, or which may be obtained in the future.

                    THE METZLER GROUP, INC. AND SUBSIDIARIES
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 March 31, 1998
                                   (Unaudited)
                                 (In thousands)

                                                                                                    Pro
                                                              Metzler     LECG      Adjustment     Forma
                                                             --------    -------    ----------    --------
Assets
Current assets:
  Cash and cash equivalents..............................     $53,702    $21,865                  $ 75,567
  Accounts receivable, net...............................      24,676     20,870                    45,546
  Prepaid expenses and other current assets..............       1,776      1,081                     2,857
                                                              -------    -------      -------     --------
     Total current assets................................      80,154     43,816           --      123,970
Property and equipment, net..............................       4,902      4,336                     9,238
Other assets.............................................       1,237        246                     1,483
                                                              -------    -------      -------     --------
     Total assets........................................     $86,293    $48,398           --     $134,691
                                                              =======    =======      =======     ========
Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable and accrued liabilities...............     $ 5,137    $ 2,105      $ 5,000(b)  $ 12,242
  Accrued compensation and projected-related costs.......       2,006     10,254                    12,260
  Income taxes payable...................................       2,991      1,454                     4,445
  Deferred income taxes, current.........................         585        703                     1,288
  Other current liabilities..............................         399      1,496                     1,895
                                                              -------    -------      -------     --------
     Total current liabilities...........................      11,118     16,012        5,000       32,130
Deferred income taxes....................................         980      1,788                     2,768
Other non-current liabilities............................         308         --                       308
                                                              -------    -------      -------     --------
     Total liabilities...................................      12,406     17,800        5,000       35,206
                                                              -------    -------      -------     --------
Stockholders' equity:
  Preferred stock........................................          --         --                        --
  Common stock...........................................          22         13           (5)(a)       30
  Additional paid-in capital.............................      57,861     29,193            5 (a)   87,059
  Notes receivable from stockholders.....................          --       (611)                     (611)
  Retained earnings......................................      16,075      2,003       (5,000)(b)   13,078
  Accumulated other comprehensive income.................         (71)        --                       (71)
                                                              -------    -------      -------     --------
     Total stockholders' equity..........................      73,887     30,598       (5,000)      99,485
                                                              -------    -------      -------     --------
     Total liabilities and stockholders' equity..........     $86,293    $48,398           --     $134,691
                                                              =======    =======      =======     ========

--------------
(a) The pro forma amount assumes 7,816,720 shares of Metzler Common Stock are issued in the Merger, based on the exchange ratio of .60 shares of Metzler Common Stock for each share of LECG Common Stock outstanding as of March 31, 1998. The actual number of shares of Metzler Common Stock to be issued will be determined at the time the Merger is consummated, based upon the number of shares of LECG Common Stock then outstanding.
(b) Adjusted to reflect the expectation of the companies to incur an estimated $5.0 million of non-recurring merger related costs.

                    THE METZLER GROUP, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                   For the Three Months Ended March 31, 1998
                                  (Unaudited)
                     (In thousands, except per share data)

                                                                                                              Pro
                                                                        Metzler     LECG      Adjustment     Forma
                                                                        -------    -------    ----------    -------
Revenues.............................................................   $25,487    $15,780                  $41,267
Cost of services.....................................................    14,506     10,052                   24,558
                                                                        -------    -------                  -------
Gross profit.........................................................    10,981      5,728         --        16,709
Selling, general and administrative expenses.........................     5,066      2,868                    7,934
                                                                        -------    -------                 - ------
Income from operations...............................................     5,915      2,860         --         8,775
Other income, net....................................................       481        193                      674
                                                                        -------    -------                 - ------
Income before provision for income taxes.............................     6,396      3,053         --         9,449
Provision for income taxes...........................................     2,539      1,252                    3,791
                                                                        -------    -------                 - ------
Net income...........................................................   $ 3,857    $ 1,801         --      $  5,658
                                                                        =======    =======      ======      =======
Net income per basic share...........................................   $  0.18    $  0.14         --       $  0.20
                                                                        =======    =======      ======      =======
Net income per dilutive share........................................   $  0.18    $  0.14         --       $  0.19
                                                                        =======    =======      ======      =======

Basic shares used in computing pro forma or net income per share.....    21,087     13,028      (5,211)      28,904
Diluted shares used in computing pro forma or net income per
 share...............................................................    22,022     13,123      (5,249)      29,896

--------------
(a) The calculation of basic and dilutive net income per common share for the pro forma financial statements uses the applicable weighted average number of outstanding shares of Metzler and LECG Common Stock adjusted to equivalent shares of Metzler Common Stock.

                    THE METZLER GROUP, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                   For the Three Months Ended March 31, 1997
                                  (Unaudited)
                     (In thousands, except per share data)


                                                                                                             Pro
                                                                        Metzler     LECG      Adjustment     Forma
                                                                       ---------  ---------  ------------  ---------
Revenues.............................................................    $18,084    $ 9,901                  $27,985
Cost of services.....................................................     11,154      6,646                   17,800
                                                                         -------    -------  -----------     -------
Gross profit.........................................................      6,930      3,255           --      10,185
Selling, general and administrative expenses.........................      4,256      1,415                    5,671
                                                                         -------    -------  -----------     -------
Income from operations...............................................      2,674      1,840           --       4,514
Other income, net....................................................        220         --                      220
                                                                         -------    -------  -----------     -------
Income before provision for income taxes.............................      2,894      1,840           --       4,734
Provision for income taxes...........................................      1,088         64                    1,152
                                                                         -------    -------  -----------     -------
Net income...........................................................    $ 1,806    $ 1,776           --     $ 3,582
                                                                         =======    =======  ===========     =======
Pro forma or net income..............................................    $ 1,806    $ 1,086           --     $ 2,892
                                                                         =======    =======  ===========     =======
Pro forma or net income per basic share..............................    $  0.09    $  0.11           --     $  0.11
                                                                         =======    =======  ===========     =======
Pro forma or net income per dilutive share...........................    $  0.09    $  0.11           --     $  0.11
                                                                         =======    =======  ===========     =======

Basic shares used in computing pro forma or net income per share.....     19,924     10,058       (4,023)     25,959
Diluted shares used in computing pro forma or net income per
 share...............................................................     20,216     10,189       (4,076)     26,329

--------------
(a) The calculation of basic and dilutive net income per common share for the pro forma financial statements uses the applicable weighted average number of outstanding shares of Metzler and LECG Common Stock adjusted to equivalent shares of Metzler Common Stock.

                    THE METZLER GROUP, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                      For the Year Ended December 31, 1997
                                  (Unaudited)
                     (In thousands, except per share data)


                                                                                                           Pro
                                                                    Metzler     LECG      Adjustment      Forma
                                                                   ---------  ---------  ------------   ---------
Revenues.........................................................    $83,661    $44,110                   $127,771
Cost of services.................................................     49,567     27,936                     77,503
                                                                     -------    -------  -----------      --------
Gross profit.....................................................     34,094     16,174           --        50,268
Merger-related costs.............................................      1,312         --                      1,312
Selling, general and administrative expenses.....................     18,108      8,114                     26,222
                                                                     -------    -------  -----------      --------
Income from operations...........................................     14,674      8,060           --        22,734
Other income, net................................................        799        852                      1,651
                                                                     -------    -------  -----------      --------
Income before provision for income taxes.........................     15,473      8,912           --        24,385
Provision for income taxes.......................................      5,786      3,148                      8,934
                                                                     -------    -------  -----------      --------
Net income.......................................................    $ 9,687    $ 5,764           --      $ 15,451
                                                                     =======    =======  ===========      ========
Pro forma or net income..........................................    $ 9,687    $ 5,259           --      $ 14,946
                                                                     =======    =======  ===========      ========
Pro forma or net income per basic share..........................       0.48       0.52           --          0.57
                                                                     =======    =======  ===========      ========
Pro forma or net income per dilutive share.......................    $  0.47    $  0.51           --      $   0.56
                                                                     =======    =======  ===========      ========

Basic shares used in computing pro forma or net income per
 share...........................................................     19,982     10,211       (4,084)       26,109
Diluted shares used in computing pro forma or net income per
 share...........................................................     20,469     10,249       (4,100)       26,618

--------------
(a) The calculation of basic and dilutive net income per common share for the pro forma financial statements uses the applicable weighted average number of outstanding shares of Metzler and LECG Common Stock adjusted to equivalent shares of Metzler Common Stock.

                    THE METZLER GROUP, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                      For the Year Ended December 31, 1996
                                  (Unaudited)
                     (In thousands, except per share data)


                                                                                                                Pro
                                                                          Metzler     LECG       Adjustment     Forma
                                                                          -------    -------    -----------    -------
Revenues.............................................................     $63,553    $31,392                   $94,945
Cost of services.....................................................      42,315     20,881                    63,196
                                                                          -------    -------    -----------    -------
Gross profit.........................................................      21,238     10,511             --     31,749
Selling, general and administrative expenses.........................      15,610      5,258                    20,868
                                                                          -------    -------    -----------    -------
Income from operations...............................................       5,628      5,253             --     10,881
Other expense, net...................................................          73                                   73
                                                                          -------    -------    -----------    -------
Income before provision for income taxes.............................       5,555      5,253             --     10,808
Provision for income taxes (benefit).................................        (180)       189                         9
                                                                          -------    -------    -----------    -------
Net income...........................................................     $ 5,735    $ 5,064             --    $10,799
                                                                          =======    =======    ===========    =======
Pro forma net income.................................................     $ 2,916    $ 3,099             --    $ 6,015
                                                                          =======    -------    -----------    -------
Pro forma net income per basic share.................................     $  0.15    $  0.31             --    $  0.24
                                                                          =======    =======    ===========    =======
Pro forma net income per dilutive share..............................     $  0.15    $  0.30             --    $  0.24
                                                                          =======    =======    ===========    =======

Basic shares used in computing pro forma or net income per share.....      19,259     10,006         (4,002)    25,263
Diluted shares used in computing pro forma or net income per
 share...............................................................      19,445     10,245         (4,098)    25,592

--------------
(a) The calculation of basic and dilutive net income per common share for the pro forma financial statements uses the applicable weighted average number of outstanding shares of Metzler and LECG Common Stock adjusted to equivalent shares of Metzler Common Stock.

                    THE METZLER GROUP, INC. AND SUBSIDIARIES

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME
                      For the Year Ended December 31, 1995
                                  (Unaudited)
                                 (In thousands)


                                                                                        Pro
                                                  Metzler     LECG      Adjustment     Forma
                                                 ---------  ---------  ------------  ---------
Revenues.......................................    $55,817    $24,835                $80,652
Cost of services...............................     37,085     16,465                 53,550
                                                   -------    -------  ----------    -------
Gross profit...................................     18,732      8,370          --     27,102
Selling, general and administrative expenses...     17,812      4,048                 21,860
                                                   -------    -------  ----------    -------
Income from operations.........................        920      4,322          --      5,242
Other expense, net.............................        241         --                    241
                                                   -------    -------  ----------    -------
Income before provision for income taxes.......        679      4,322          --      5,001
Provision for income taxes.....................        393         83                    476
                                                   -------    -------  ----------    -------
Net income.....................................    $   286    $ 4,239          --    $ 4,525
                                                   =======    =======  ==========    =======
Pro forma or net income........................    $ 1,952    $ 4,239          --    $ 6,191
                                                   =======    =======  ==========    =======